                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the inclusion in this Current Report on Form 8-K, filed with the Securities Exchange Commission by Apartment Investment and Management Company ("AIMCO"), of our reports with respect to the audits of the entities detailed below for the periods indicated.

ENTITIES                                             PERIODS                    REPORT DATE
--------------------------------------  ---------------------------------     -----------------
NHP Real Estate Companies               Years ended December 31, 1996,        May 5, 1997 (except with respect to the matters
(as defined in Note 1)                  1995 and 1994                         discussed in Note 17, as to which the date is
                                                                              June 3, 1997)

NHP Southwest Partners, LP              Period from January 20, 1995 to       April 11, 1997 (except with respect to the matter
                                        December 31, 1995, and the Year       discussed in Note 7, as to which the date is
                                        ended December 31, 1996               June 3, 1997)

NHP New LP Entities                     Period from January 20, 1995 to       February 20, 1997 (except with respect to the matter
(as defined in Note 1)                  December 31, 1995, and the Year       discussed in Note 8, as to which the date is
                                        ended December 31, 1996               June 3, 1997)

NHP Borrower Entities                   Period from January 20, 1995          February 20, 1997 (except with respect to the matter
(as defined in Note 1)                  to December 31, 1995, and the Year    discussed in Note 8, as to which the date is
                                        ended December 31, 1996               June 3, 1997)

    We further consent to the incorporation by reference in this Current Report on Form 8-K of our report dated April 23, 1997 of NHP Incorporated for the years ended December 31, 1996, 1995 and 1994.

    We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on From S-3 (No. 333-20755).

                                             /s/ Arthur Andersen LLP





Washington, D.C.
June 23, 1997

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